UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2005

ClearOne Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

0-17219	87-0398877
(Commission File Number)	(IRS Employer Identification No.)

1825 Research Way,
Salt Lake City, Utah	84119
(Address of Principal Executive Offices)	(Zip Code)

(801) 975-7200
(Registrant’s Telephone Number, Including Zip Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of previous principal independent accountants.

(i) On October 28, 2005, KPMG LLP (“KPMG”) was dismissed as principal accountants for ClearOne Communications, Inc. (the “Company”) effective upon the completion of the audit of the Company’s financial statements as of and for the fiscal year ended June 30, 2004 and the issuance of its report thereon. As discussed below, the Company has engaged a new principal accountant to audit its financial statements for the fiscal year ended June 30, 2005.

(ii) KPMG’s report on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended June 30, 2003 and 2002 contained a separate paragraph stating “as discussed in Note 3 to the accompanying consolidated financial statements, the consolidated balance sheets as of June 30, 2002 and 2001, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years then ended, have been restated” and a separate paragraph stating “as discussed in Note 2 to the consolidated financial statements, the Company changed, effective July 1, 2002, its method of accounting for goodwill and other intangible assets as required by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, and Statement of Financial Accounting Standard No. 141, Business Combinations.”

KPMG has not yet issued its report with respect to the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2004.

(iii) The Audit Committee of the Board of Directors recommended and approved the decision to change the Company’s principal accountant.

(iv) In connection with its audit for the fiscal years ended June 30, 2003 and 2002, and during the course of KPMG’s audit of fiscal year ended June 30, 2004 and the subsequent interim period through October 28, 2005, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, except that KPMG reported in a letter to the Company's Audit Committee dated August 16, 2005 that during its audit of the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2003 and 2002, it noted material weaknesses in internal controls related to: accounting for revenue recognition and related sales returns, credit memos, and allowances; accounting for cutoff and period-end close adjustments related to accrued liabilities and prepaid assets; the tracking and valuation of inventory; accounting for leases; accounting for non-routine transactions; and the lack of personnel with adequate experience in preparing financial statements and related footnotes in accordance with GAAP. The Audit Committee and the Company's management discussed such material weaknesses in internal controls with KPMG, and the Company has authorized KPMG to respond fully to the inquiries of the Company’s new principal accountant with respect thereto.

(iv) A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new principal accountants.

(i) On October 28, 2005, ClearOne Communications, Inc. (the “Company”) engaged Hansen, Barnett & Maxwell, A Professional Corporation (“HBM”), as its new principal accountants to audit the Company’s financial statements for the fiscal year ended June 30, 2005. The Audit Committee of the Company’s Board of Directors recommended and approved the engagement of HBM.

(ii) During the Company’s two most recent fiscal years and through October 28, 2005, the Company did not consult HBM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.	Title of Document

16.1	Letter from KPMG LLP to the U.S. Securities and Exchange Commission dated November 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE COMMUNICATIONS, INC.

Date: November 2, 2005	By: /s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer and President